Exhibit 10.3
COLLATERAL TRUST JOINDER
Reference is made to the Collateral Trust Agreement, dated as of June 10, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among CVR Partners, LP, a Delaware limited partnership (the “Partnership”), CVR Nitrogen Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), the subsidiaries of the Partnership listed on the signature pages thereto (the “Subsidiary Grantors” and, together with the Partnership, the “Grantors”), Wilmington Trust, National Association, as Trustee, Wilmington Trust, National Association, as Collateral Trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.
This Collateral Trust Joinder, dated as of June 23, 2021 (this “Collateral Trust Joinder”), is being delivered pursuant to Section 2(b) of the Collateral Trust Agreement as a condition precedent to the incurrence of the indebtedness for which the undersigned is acting as agent being entitled to the benefits of being Secured Obligations under the Collateral Trust Agreement.
1.Joinder. The undersigned, Wilmington Trust, National Association (the “New Representative”), as trustee under that certain Indenture, dated as of the date hereof, among the Issuers, the Subsidiary Grantors and the New Representative (the “Additional Parity Lien Facility”) hereby agrees to become party as an Additional Authorized Representative and a Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
2.Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the Additional Parity Lien Facility (together with the Additional Authorized Representative, the “New Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future Additional Authorized Representatives, each existing and future Trustee and each existing and future Secured Party, and as a condition to being treated as Secured Obligations under the Collateral Trust Agreement that:
(a)all Secured Obligations will be and are secured equally and ratably by all Transaction Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, which are at any time granted by any Grantor to secure any Secured Obligations whether or not upon property otherwise constituting collateral for such Additional Parity Lien Facility, and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Trustee for the benefit of all holders of Secured Obligations equally and ratably as contemplated by the Collateral Trust Agreement;
(b)the New Representative and each other New Secured Party is bound by the terms, conditions and provisions of the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens; and
(c)the New Representative shall perform its obligations under the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents.
3.Appointment of Collateral Trustee. The New Representative, on behalf of itself and the New Secured Parties, hereby (a) irrevocably appoints Wilmington Trust, National Association, as Collateral Trustee for purposes of the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents, (b) irrevocably authorizes the Collateral Trustee to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Trustee in the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Trustee to execute any Security Documents on behalf of all Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Security Documents, and (c) acknowledges that it has received and reviewed the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Secured Parties, and the Collateral Trustee, on behalf of the existing Secured Parties, each hereby acknowledges and agrees that the Collateral Trustee in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Secured Parties.
4.Consent. The New Representative, on behalf of itself and the New Secured Parties, consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents.
5.Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Trust Agreement and the Intercreditor Agreement and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Trust Agreement and the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens.
6.Additional Authorized Representative. The Additional Authorized Representative in respect of the Additional Parity Lien Facility is Wilmington Trust, National Association. The address of the Additional Authorized Representative in respect of the Additional Parity Lien Facility for purposes of all notices and other communications hereunder and under the Collateral Trust Agreement and the Intercreditor Agreement is Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, MN, Attention of CVR Partners, LP 2028 Secured Notes Administrator.
7.Officer’s Certificate. Each of the Grantors hereby certifies that the Grantors have previously delivered the Officer’s Certificate contemplated by Section 2(b)(ii) of the Collateral Trust Agreement and all other information evidence and documentation required by Section 2(b)

of the Collateral Trust Agreement, in each case in accordance with the terms of the Collateral Trust Agreement.
8.Reaffirmation of Security Interest. By acknowledging and agreeing to this Collateral Trust Joinder, each of the Grantors hereby (a) confirms and reaffirms the security interests pledged and granted pursuant to the Security Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the applicable Security Documents), whether now owned or hereafter acquired to secure the Secured Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations under its guarantees pursuant to the applicable Note Documents and the Additional Parity Lien Debt Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Security Documents) in the same manner as described in the applicable Security Documents or in any other manner as the Collateral Trustee may determine is reasonably necessary to ensure the perfection of the security interests in the Collateral (as defined in the applicable Security Documents) granted to the Collateral Trustee hereunder or under the applicable Security Documents.
9.Counterparts. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Collateral Trust Joinder by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Collateral Trust Joinder. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
10.Governing Law. This Collateral Trust Joinder shall be construed in accordance with and governed by the laws of the State of New York.
11.Miscellaneous. The provisions of Sections 8 through 24 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.
[Signature Pages Follow]

IN WITNESS WHEREOF, the New Representative has caused this Collateral Trust Joinder to be duly executed by its authorized representative, and each Grantor party hereto have caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.
WILMINGTON TRUST, NATIONAL ASSOCIATION
By:     /s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

Acknowledged and agreed:
CVR PARTNERS, LP
By: CVR GP, LLC,
    its general partner
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer
CVR NITROGEN FINANCE CORPORATION
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer
CVR NITROGEN GP, LLC
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer

CVR NITROGEN LP
By: CVR Nitrogen GP, LLC,
    its general partner
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer
EAST DUBUQUE NITROGEN FERTILIZERS, LLC
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer
COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer
CVR NITROGEN HOLDINGS, LLC
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer

The Collateral Trustee acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Additional Parity Lien Facility in accordance with the terms of the Collateral Trust Agreement, the Intercreditor Agreement and the Security Documents.

Dated: June 23, 2021
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee
By:     /s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

Acknowledged and agreed:
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
By:     /s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer